UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2018

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)
70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K filed by Agree Realty Corporation (the “Company”), a Maryland corporation, with the Securities and Exchange Commission (the “SEC”) on March 19, 2018, the Company entered into a forward sale agreement (the “Forward Sale Agreement”) with Citibank, N.A., and (ii) the Company and Agree Limited Partnership (the “Operating Partnership”), a Delaware limited partnership, for which the Company is the sole general partner, entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the Operating Partnership and Citigroup Global Markets Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”) and in its capacity as an agent of Citibank, N.A., as forward counterparty, relating to the issuance and sale of up to 3,450,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a public offering price of $48.00 per share, including an option to purchase up to 450,000 additional shares of Common Stock.

On March 16, 2018, the Underwriters exercised the option in full to purchase 450,000 additional shares (the “Option Shares”) of Common Stock, and on March 19, 2018, the Company entered into an amendment (the “Amendment”) to the Forward Sale Agreement relating to the exercise of the underwriters’ option to purchase additional shares. The sale of the Option Shares closed on March 20, 2018.

The Option Shares were offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-218476) which became effective upon filing with the SEC on June 2, 2017. A copy of the Amendment, Forward Sale Agreement and Underwriting Agreement are filed herewith as Exhibits 1.1, 1.2 and 1.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The summary set forth above is qualified in its entirety by reference to Exhibits 1.1, 1.2 and 1.3.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

1.1	Amendment to Forward Sale Agreement, dated as of March 19, 2018 between the Company and Citibank, N.A.
1.2	Forward Sale Agreement, dated as of March 13, 2018 between the Company and Citibank, N.A.*
1.3	Underwriting Agreement, dated as of March 13, 2018 by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.*
5.1	Opinion of Ballard Spahr LLP regarding legality of the Shares.*
8.1	Opinion of Honigman Miller Schwartz and Cohn LLP as to certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 8.1).

* Incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Clayton R. Thelen
	Name:	Clayton R. Thelen
	Title:	Chief Financial Officer and Secretary

Date: March 20, 2018